SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 23, 2003
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                    Morgan Stanley Dean Witter Capital I Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                         333-83986                            13-3291626
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                          10036
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
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                                 Not applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5.     Other Events
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            Incorporation of Certain Documents by Reference
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            The consolidated financial statements of Financial Security
Assurance Inc. ("FSA") and its subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the three years in the period ended December 31, 2001, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the year ended December 31, 2001 and which have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), and the unaudited condensed consolidated balance sheet of FSA and its subsidiaries as of September 30, 2002, June 30, 2002 and March 31, 2002, and statements of operations and comprehensive income, and statements of cash flows of FSA and its subsidiaries for the nine months ended September 30, 2002 and September 30, 2001, included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the periods ended September 30, 2002, June 30, 2002 and March 31, 2002 are hereby incorporated by reference into the Prospectus Supplement and shall be deemed to be a part hereof. All financial statements of FSA and its subsidiaries included in documents filed by Financial Security Assurance Holdings Ltd. pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of the Prospectus Supplement and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference into the Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

            Consent
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            In connection with the issuance of the Morgan Stanley Dean Witter
Capital I Inc. Trust 2003-NC1, Pass-Through Certificates, Series 2003-NC1 (the "Certificates"), the registrant is filing herewith the consent of PricewaterhouseCoopers to the use of its name and the incorporation by reference of its report in the Prospectus Supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers is attached hereto as
Exhibit 23.1.1.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                  Not applicable.

                  Not applicable.

                  Exhibits:

                        Exhibit No.       Description
                        -----------       -----------

                        23.1.1            Consent of PricewaterhouseCoopers LLP
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MORGAN STANLEY DEAN WITTER CAPITAL I INC.

                                  By:    /s/ Cecilia Tarrant
                                      ----------------------------------
                                      Name:  Cecilia Tarrant
                                      Title: Vice President

Dated:  January 23, 2003

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                                  EXHIBIT INDEX

Exhibit No.       Description
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23.1.1            Consent of PricewaterhouseCoopers LLP